UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6449

Frontier Funds, Inc.

(Exact name of registrant as specified in charter)

130 East Capitol Drive

P.O. Box 48

Hartland, WI 53029

(Address of principal executive offices)

(Zip code)

CSC-Lawyers Incorporating Service

100 Light Street, 6th Floor

Baltimore, Maryland 21202

  (Name and address of agent for service)

With Copy To:

Robert J. Philipp, Esq.

Kranitz & Philipp

2230 East Bradford Avenue

Milwaukee, Wisconsin 53211

Registrant's telephone number, including area code: (262) 369-9180

Date of fiscal year end: September 30

Date of reporting period: September 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

The Frontier Equity Fund

September 30, 2003

Dear Shareholders,

This year has brought many positive changes to Frontier Funds, Inc.  In September, Chris Lahiji joined Freedom Investors and will co-manage the Fund with Joel Blumenschein.  We believe the combination of Mr. Lahiji’s considerable skills, in research and analysis, and Mr. Blumenschein’s experience, will significantly enhance our investment operations.

Growth in the economy appears to be emerging.  The continued absence of inflation is enabling the Federal Reserve Board to keep interest rates at their lowest level in 30 years, providing on going economic stimulus.  We should remind ourselves that time is on our side.  Not since 1941, have we experienced three consecutive years of negative stock market returns.  While we don’t expect the market to stage the kind of explosive rally necessary to recapture all losses before the end of the year, we do believe that we have seen the market bottom.  We anticipate more favorable market conditions in coming years.

During the twelve months ended September 30, 2003, the Equity Fund’s net asset value per share decreased from $0.65 as of September 30, 2002, to $ 0.25 as of September 30, 2003.  The decrease represents a loss of approximately $0.40 per share.  The S&P 500 Index increased 22.16% while the Russell 2000 Index increased 34.6% over the same period.  During the past year, in our continuing effort to improve on the foregoing results, Frontier Equity Fund has been in a state of transition.  We are pleased to report that the first stages of that transition are nearly complete.  Over the last year, we were able to improve our positions, while adding new capital, and diversifying the Fund’s holdings as never before.  Since Chris Lahiji joined Freedom Investors, the Fund has increased the number of its holdings over tenfold and increased its assets nearly 100 times, from the low point in our history.  We now believe that the Fund’s prospects are more promising than they have been since 1991.   Net assets have increased from approximately $164,000 on September 30, 2003 to approximately $459,600 on October 31, 2003.  Our asset growth, combined with our continuing efforts to cut costs, has in turn resulted in major reductions in our expense ratio since fiscal year end, September 30, 2003.

The investment objective of the Equity Portfolio is and continues to be capital appreciation. Management believes that by investing in companies that have potential for superior growth, and which it believes are undervalued, the Fund will continue to better its performance.

Thank you for your continued support and please feel free to write or telephone with your questions or comments.

Sincerely,

/s/Amy L. Siesennop

President

The Frontier Equity Fund

Performance Illustration

Comparison of change in value of a $10,000 investment in

The Frontier Equity Fund

and Standard & Poor’s 500 Index and Russell 2000 Index

	Total Return One Year	Average Annualized Total Return Five Years	Average Annualized Total Return Ten Years	Average Annualized Total Return Since Inception	Value of a $10,000 Investment
The Frontier Equity Fund With Load	-64.62%	-31.97%	-30.02%	-26.72%	$244
S&P 500	22.16%	-.42%	8.05%	8.28%	$25,865
Russell 2000	34.60%	6.05%	6.78%	8.66%	$26,963

40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
Oct-91
Sep- 92
Sep- 93
Sep- 94
Sep- 95
Sep- 96
Sep- 97
Sep- 98
Sep- 99
Sep- 00
Sep- 01
Sep- 02
Sep- 03
$26,963
$25,865
$244
Frontier Equity Fund
S&P 500 Index
Russell 2000

*Period beginning October 24, 1991 (The Frontier Equity Fund’s commencement of operations)

Unlike our fund, the Standard & Poor’s 500 and Russell 2000® indices do not reflect fees and expenses and are unmanaged indicators of financial performance and, as such, they are not sold as investments. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost.

The Frontier Equity Fund

			Schedule of Investments
			September 30, 2003
Shares/Principal Amount		Market Value	% Assets

COMMON STOCKS
Apparel/Accessories
27,000	Cygne Designs, Inc.*	$ 6,480	3.95%

Biotechnology and Drugs
5,500	ProCyte Corporation*	6,600	4.03%

Capital Goods
500	Cycle Country Accessories*	2,400	1.46%

Communications Equipment
9,001	Digital Video Systems, Inc.*	18,001
4,000	Waverider Communications*	960
1,000	Wegener Corporation*	2,340
		21,301	12.99%

Computer Peripherals
7,500	Viseon, Inc. *	6,270	3.82%

Computer Services
1,000	Dyntek, Inc.*	1,010	0.62%

Healthcare
500	PainCare Holdings, Inc*	1,275	0.78%

Other
1,000	Phone 1 Globalwide, Inc.*	1,120	0.68%

Retail
2,000	Harvey Electronics, Inc.	1,960	1.20%

Semiconductors
1,200	eMagin Corp.*	1,848
200	ESS Technology, Inc.*	2,156
		4,004	2.44%

Scientific & Technical Instruments
3,000	Smartire Sysytems, Inc.*	480	0.29%

Software & Programming
500	Eternal Technologies Group*	635
19,000	Mitek Systems, Inc.*	20,330
200	Verisign, Inc.*	2,692
		23,657	14.43%

	Total Common Stocks (Cost - $176,274)	76,557	46.69%

	Other Assets Less Liabilities	87,409	53.31%

	Net Assets	$ 163,966	100.00%

The accompanying notes are an integral part of the financial statements.

The Frontier Equity Fund

Statement of Assets and Liabilites
September 30, 2003

Assets:
Investment Securities at Market Value (Identified Cost - $176,274)	$ 76,557
Cash	97,974
Prepaid Expenses	7,174
Total Assets	181,705
Liabilities
Accrued Expenses	17,739
Total Liabilities	17,739
Net Assets	$ 163,966
Net Assets Consist of:
Paid In Capital	1,044,681
Accumulated Realized Gain (Loss) on Investments - Net	(780,998)
Unrealized Depreciation in Value
of Investments Based on Identified Cost - Net	(99,717)
Net Assets, for 648,085 Shares Outstanding	$ 163,966
Net Asset Value and Redemption Price
Net Asset Value Per Share ($163,966/648,085 shares)	$ 0.25

Maximum offering price per share (net asset value plus sales charge of 8%)	$ 0.28

The accompanying notes are an integral part of the financial statements.

The Frontier Equity Fund

Statement of Operations
For the year ended September 30, 2003

Total Investment Income	$ -
Expenses
Advisory Fees (Note 3)	614
Transfer agent fees	12,793
Audit fees	12,012
Trustee fees	11,997
Registration fees	10,250
Custody fees	7,512
Legal fees	7,201
Printing and postage expense	5,050
Insurance	1,296
Other fees	1,000
Total Expenses	69,725
Less Fees Waived by Third Parties (Note 3)	(6,015)
Less Advisory Fees Waived (Note 3)	(614)
Net Expenses	$ 63,096

Net Investment Loss	(63,096)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(126,574)
Change in Net Unrealized Appreciation (Depreciation) on Investments	132,414
Net Realized and Unrealized Gain (Loss) on Investments	5,840

Net Increase (Decrease) in Net Assets from Operations	$ (57,256)

The accompanying notes are an integral part of the financial statements.

The Frontier Equity Fund

Statements of Changes in Net Assets
	10/1/2002	10/1/2001
	to	to
	9/30/2003	9/30/2002
From Operations:
Net Investment Income/(Loss)	$ (63,096)	$ (81,501)
Net Realized Gain (Loss) on Investments	(126,574)	(51,636)
Net Unrealized Appreciation (Depreciation)	132,414	81,717
Increase (Decrease) in Net Assets from Operations	$ (57,256)	$ (51,420)
From Distributions to Shareholders
Net Investment Income	0	0
Net Realized Gain (Loss) from Security Transactions	0	0
Net Increase (Decrease) from Distributions	0	0
From Capital Share Transactions:
Proceeds From Sale of Shares	146,557	423
Net Asset Value of Shares Issued on Reinvestment of Dividends	0	0
Cost of Shares Redeemed	(12,133)	(56,197)
Net Increase/(Decrease) from Capital Share Transactions	$ 134,424	$ (55,774)

Net Increase (Decrease) in Net Assets	77,168	(107,194)
Net Assets at Beginning of Period	86,798	193,992
Net Assets at End of Period	$ 163,966	$ 86,798

Share Transactions:
Issued	552,832	627
Reinvested	0	0
Redeemed	(38,177)	(56,389)
Net increase (decrease) in shares	514,655	(55,762)
Shares outstanding beginning of period	133,430	189,192
Shares outstanding end of period	648,085	133,430

The accompanying notes are an integral part of the financial statements.

The Frontier Equity Fund

Financial Highlights
Selected data for a share of common stock outstanding throughout the period:	10/1/2002	10/1/2001	10/1/2000	10/1/1999	10/1/1998
	to	to	to	to	to
	9/30/2003	9/30/2002	9/30/2001	9/30/2000	9/30/1999
Net Asset Value -
Beginning of Period	$ 0.65	$ 1.03	$ 3.23	$ 2.79	$ 1.58
Net Investment Income/(Loss)	(0.39)	(0.49)	(0.54)	(0.66)	(0.67)
Net Gains or Losses on Securities
(realized and unrealized)	(0.01)	0.11	(1.66)	1.10	1.88

Total from Investment Operations	$ (0.40)	$ (0.38)	$ (2.20)	$ 0.44	$ 1.21

Net Asset Value -
End of Period	$ 0.25	$ 0.65	$ 1.03	$ 3.23	$ 2.79

Total Return **	(61.54)%	(36.89)%	(68.11)%	15.77%	76.58%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$164	$87	$194	$785	$490

Before reimbursements
Ratio of Expenses to Average Net Assets	113.21%	43.24%	33.02%	16.55%	28.93%
Ratio of Net Income to Average Net Assets	(113.21)%	(43.24)%	(33.00)%	(16.54)%	(28.93)%
After reimbursements and Waivers
Ratio of Expenses to Average Net Assets	102.44%	42.26%	32.02%	15.55%	27.93%
Ratio of Net Income to Average Net Assets	(102.44)%	(42.26)%	(32.00)%	(15.54)%	(27.93)%

Portfolio Turnover Rate	25.39%	51.33%	72.68%	82.66%	83.55%

* * Based on Net Asset Value Per Share. The Fund's sales charge is not reflected in total return on this table.

The accompanying notes are an integral part of the financial statements.

THE FRONTIER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2003

1.)

ORGANIZATION

Frontier Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company.  The Corporation was established under the laws of Maryland on October 24, 1991.  The Corporation permits the Trustees to issue 200,000,000 shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies.  The Frontier Equity Fund (the “Fund”) to which Frontier’s Board of Directors has initially allocated 80,000,000 shares with a $.01 par value is the only current series of the Frontier Funds.  The investment objective of the Frontier Equity Fund is to provide long term capital appreciation on its assets.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith under procedures established by and under the general supervision of the Fund’s directors.

Fixed income securities generally are valued by using market quotation, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, of which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, unless the Board of Directors determine that the amortized cost does not reflect the securities’ fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors.

INCOME TAXES- It is the policy of the Fund to comply with the requirements of Sub-Chapter M the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  In addition, The Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of The Internal Revenue Code.  Therefore, no provision for Federal income or excise taxes has been made.

ESTIMATES- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

OTHER- The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in-capital.

3.)

INVESTMENT ADVISORY AGREEMENT AND RELATED PARTIES TRANSACTIONS

The Fund has an investment advisory agreement with Freedom Investors Corp. (the “Adviser”), with whom certain officers and directors of the Fund are affiliated.  Under the terms of the investment advisory agreement, the Fund has agreed to pay the adviser a monthly fee at the annual rate of 1.00% of the Fund’s average daily assets.  The Adviser has voluntarily waived payments of its advisory fee since the inception of the Fund.  Although the waiver can be revoked at any time, the Adviser plans to continue this arrangement until further notice to the Board of Directors. For the year ended September 30, 2003, the Adviser waived its total fee amounting to $614.

Freedom Investors Corp. also serves as principal underwriter and national distributor (the “Distributor”) for the Fund.  As Distributor, Freedom Investors selects brokers and other financial professionals to sell shares of the Fund and coordinate their marketing efforts.  For the year ended September 30, 2003, the Distributor is due to receive $1 in commission from the sale of fund shares.  The Board of Directors has suspended the load charge on the purchase of shares from August 19, 2003 through December 31, 2003.

The independent trustees of the Fund agreed to waive a portion of their fees for the year ended September 30, 2003.  Fees were waived for three meetings totaling $4,500.

Mutual Shareholder Services (“MSS”) provides transfer agency and fund accounting services to the Fund.  MSS agreed to reduce their fees for a period of six months beginning July 1, 2003.  For the year ended September 30, 2003, MSS waived $1,515 in transfer agency and accounting services fees.

4.)

CAPITAL STOCK

As of September 30, 2003 there were 80,000,000, $.01 par value shares of capital stock authorized, and Paid-In Capital amounted to $1,044,681.

5.)

PURCHASES AND SALES OF SECURITIES

During the fiscal year ending September 30, 2003, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $18,881 and $44,805, respectively.

6.)

SECURITY TRANSACTIONS

For federal income tax purposes, the cost of investments owned at September 30, 2003 was $302,598.  At September 30, 2003, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
5,048	(231,089)	(226,041)

The difference between book cost and tax cost consists of Post October losses in the amount of                           $126,324.

7.)

CAPITAL LOSS CARRYFORWARD

As of September 30, 2003, the Fund has federal income tax capital loss carryforwards of $654,675, of which $114,579 expires in 2005 and $488,210 expires in 2009, $51,386 expires in 2010 and $500 expires in 2011. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

 8.) DISTRIBUTIONS TO SHAREHOLDERS

        There were no distributions paid during fiscal year 2003.

        As of September 30, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/(accumulated losses)	$ (0)
Undistributed long-term capital gain/(accumulated losses)	(654,674)
Unrealized appreciation/(depreciation)	$(226,041)
$(880,715)

The difference between book basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of Post-October losses.

Board of Directors

Name, Address and Age	Position held with Board	Term of Office and Length of Time Served.	Principal Occupation(s) During last five years	Number of Portfolio’s overseen by Director.	Other Directorships held by Director or Officer
Kenneth W Coshun W241 N5735 Cedar Ln Sussex, WI 53089 Age: 70	Director	Since 1992	Retired (since 1997); President and Director of Lake Pharmacy	1	0
Jeffrey S Ackley 285 Forest Grove Drive Pewaukee, WI 53072 Age: 40	Director	Since 1992	Certified Public Accountant, Owner of Ackley & Associates, CPA	1	0
Matthew G Drew W227 N2549 Meadowood Lane Waukesha, WI 53186 Age: 42	Director	Since 1999	Owner of Taylor Systems	1	0
Amy L Siesennop* 37055 Silver Knoll Court Oconomowoc, WI 53066 Age: 44	President, Director	2003, 1999	Registered principal and Vice President the Adviser, Freedom Investors Corp	1	0
Joel R Blumenschein* W305 N2673 Ravine Ct Pewaukee, WI 53072 Age: 40	Director	Since 2003	Manager of EZ Stock, Inc and President of the Adviser, Freedom Investors Corp	1	0

*Directors who are or may be deemed to be "interested persons", as defined by the Investment Company Act of 1940.

Board of Trustees

Amy L Siesennop

Jeffrey S Ackley

Kenneth W Coshun

Matthew G Drew

Joel R. Blumenschein

Investment Adviser

Freedom Investors Corp.

130 East Capitol Drive

Hartland, WI  53029

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Rd, Suite C

Brecksville, Ohio  44141

Custodian

Firstar Bank, N.A.

Mutual Fund Services

425 Walnut St

Cincinnati, Ohio  45201

Independent Auditors

McCurdy & Associates CPA’s, Inc.

27955 Clemens Rd

Westlake, Ohio  44145

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Frontier Equity Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and Board of Directors:

Frontier Equity Fund Portfolio (a series of Frontier Funds, Inc.)

We have audited the accompanying statement of assets and liabilities of the Frontier Equity Fund, including the schedule of portfolio investments, as of September 30, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of investments and cash held by the custodian as of September 30, 2003, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Frontier Equity Fund (a series of Frontier Funds, Inc.) as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/McCurdy & Associates CPA's, Inc.

Westlake, Ohio

October 8, 2003

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors has determined that Jeffrey Ackley is an audit committee financial expert.

He acquired his attributes through:

Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Reserved.

Item 9.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2003, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

Item 10.  Exhibits.

(a)(1)

Exhibit 99-CODE ETH filed herewith.

(a)(2)

Certifications required by Item 10(a)(2) of Form N-CSR are filed herewith.

(b)

Certification required by Item 10(b) of Form N-CSR is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontier Funds, Inc.

By /s/Amy L. Siesennop

*Amy L. Siesennop

   President

Date  December 9, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Amy L. Siesennop

*Amy L. Siesennop

   President

Date  December 9, 2003